================================================================================








                                MEEHAN FOCUS FUND


                                  ANNUAL REPORT


                                OCTOBER 31, 2002








================================================================================

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF MEEHAN FOCUS FUND. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUND'S SHARES IS AUTHORIZED ONLY IN A CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUND'S CURRENT PROSPECTUS. INVESTORS SHOULD REFER TO THE ACCOMPANYING PROSPECTUS FOR DESCRIPTION OF RISK FACTORS ASSOCIATED WITH INVESTMENTS IN SECURITIES HELD BY THE FUND.



================================================================================


Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.              Viking Fund Distributors, LLC
1900 M Street, N.W., Suite 600                              1400 14th Avenue, SW
Washington, D.C.  20036                                         Minot, ND  58701
(866) 884-5968                                                    (800) 933-8413


================================================================================

                                December 30, 2002


Dear Fellow Shareholders:

      Over the past year, the brutal bear market that began in technology and telecom in March 2000 spread and adversely affected the entire equity market, including the Meehan Focus Fund ("Fund"). Although no one likes a bear market, we should realize that they are a normal part of market cycles, and the market always has recovered and grown over the long run. The Fund's results from its third fiscal year ended October 31, 2002, and from its inception on December 10, 1999, are shown below with comparable results for leading market indexes:

   -------------------------------------------------------------------------
                                Past Fiscal Year       Annualized Return
                               November 1, 2001 -        From Inception
                                October 31, 2002      December 10, 1999 -
                                                        October 31, 2002
   -------------------------------------------------------------------------
      MEEHAN FOCUS FUND             (16.48%)*               (6.30%)*
   -------------------------------------------------------------------------
     S&P 500 Total Return           (15.11%)                (13.67%)
            Index
   -------------------------------------------------------------------------
            NASDAQ                  (21.33%)                (29.08%)
   -------------------------------------------------------------------------

      We are pleased that we have substantially outperformed the leading market indexes since the Fund commenced operations. However, we are not satisfied with good relative returns because our goal is to produce positive returns as well as to outperform the leading market indexes. We continue to seek out companies with strong franchises, and shareholder-oriented management that are selling at a discount to their intrinsic value. This investment approach requires both discipline and patience, especially in times of market turmoil. We believe that the stocks in our portfolio have excellent prospects for the long term and that they will produce positive returns for the Fund. In fact, since the end of our fiscal year, the Fund has appreciated 4.7%, and its NAV is now $10.30.

      Bear markets often present opportunities to buy stock in companies at prices that represent a large discount to their intrinsic value. We strive to identify such companies and take advantage of such opportunities as they arise. As a result, in recent months we have added several stocks to the Fund's portfolio including Automatic Data Processing, Mortgage Guaranty Insurance Corporation, and American Electric Power and have added to our positions in stocks we believe are significantly undervalued. We also have exited positions

----------
* Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Viking Fund Distributors, LLC.

in some stocks that we believe no longer present the opportunity for significant capital appreciation, including Goodyear and Trizec Hahn. The management of both companies failed to meet their goals and have been replaced, and we do not have any confidence that new management will improve their situation.

      We noted in our 2002 Semi-Annual Report that we had established a position in Qwest Communications International, Inc., the local telecommunications provider for 14 western states. Then we observed that "[i]t may take years for Qwest to fully straighten itself out" but that we believed prospects for significant gains over the long term were excellent. In the summer and early fall Qwest's stock continued down sharply in the face of revelations of revenue misstatements and concerns about Qwest's ability to meet short term debt obligations. More recently, Qwest's new management team has acted to ease its short term debt burden by selling assets and offering a debt exchange. In response to these efforts Qwest's share price has begun to climb, and we think this trend will continue. AES is another holding that we believe is successfully dealing with reorganizing its high level of debt. Through asset sales and refinancings AES has successfully implemented key parts of their restructuring program. These steps will help AES position itself for a strong recovery.

PORTFOLIO REVIEW
----------------

      The attached Schedule of Investments identifies the stocks we held and their market value as of October 31, 2002. Our Fund held 41 positions and over 84% of the Fund's assets were invested in 25 stocks. Our top 10 holdings, which represented more than 47% of the Fund's portfolio, were as follows:

             Company                                         % of Fund
             -------                                         ---------

             1.   Berkshire Hathaway B                          10.1
             2.   Pfizer, Inc.                                   5.5
             3.   Progressive Corp.                              4.8
             4.   Hubbell B                                      4.4
             5.   Liberty Media Group                            4.2
             6.   Golden State Bancorp*                          4.0
             7.   Catellus Development                           3.8
             8.   Office Depot                                   3.8
             9.   Illinois Tool Works                            3.6
             10.  Rowan Co.                                      3.4
                                                                ----
                                                                47.6
                                                                ----

----------
* Golden State Bancorp was acquired by Citigroup in a transaction that closed on November 7, 2002. We chose to liquidate the Fund's shares of Golden State rather than exchange them for shares of Citigroup and have redeployed the proceeds into stocks with better prospects for the future.

      Seven of our top ten holdings show gains since we purchased them with Pfizer, Liberty Media and Illinois Tool Works being the exceptions. Our opinion of these businesses has not changed. We feel their recent performance represents gains deferred and we continue to expect that they will perform well for the Fund over the long term. Our largest gains are in Progressive, Berkshire Hathaway and Office Depot, and we believe that these stocks will continue to outperform the market.

BRIEF DISCUSSION OF THREE OF OUR HOLDINGS
-----------------------------------------

--------------------------------------------------------------------------------
                        Average Cost    October 31, 2002     Percent Increase
                         per Share        Market Price          (Decrease)
                                           per Share
--------------------------------------------------------------------------------
Catellus Development       $12.96            $17.80               37.35%
--------------------------------------------------------------------------------
Illinois Tool Works        $62.64            $61.40              (1.98%)
--------------------------------------------------------------------------------
Automatic Data             $36.52            $42.53               16.46%
Processing
--------------------------------------------------------------------------------

      Catellus, a stock purchased on the Fund's first day of operations, is a diversified real estate operating company. Catellus specializes in suburban commercial development, mixed-use urban development, and suburban residential development and has one of the largest portfolios of undeveloped land in the western U.S., mostly in California. Management has been successful in growing earnings from rental and development activities and putting its excess cash to good use. We believe that Catellus will continue to produce solid returns for the Fund over the long term and intend to hold onto this position.

      Illinois Tool Works (ITW) was purchased in January of 2000. We have added to that position on a number of occasions and currently hold 8,000 shares. ITW is a multinational manufacturer comprised of more than 600 individual units. The company's units make a diversified line of products for use in the automotive, construction, paper products and food and beverage industries. Skilled management enables ITW to continue growing its earnings by focusing on buying small companies and making them more efficient. While ITW showed a small loss for the Fund through October 31, 2002, as of today it is showing a gain. We anticipate that as the economy improves demand for ITW's products should grow, raising ITW's earnings and its stock price.

      We purchased our position in Automatic Data Processing (ADP) in early September of this year when its shares were depressed from announced fourth quarter 2002 earnings and 2003 earnings estimates that disappointed investors. We did not see any fundamental reason for the stock to fall as far as it did and viewed the fall as an opportunity to buy an excellent company at a reasonable price. ADP is a leader in the computing services business and is the nation's largest payroll and tax processing firm, servicing more than 450,000 accounts. Management effectively guided ADP through the recent economic downturn; as the economy picks up and payrolls grow, ADP's revenues should rise appreciably. ADP has posted consistently strong returns over the past ten years. As a leader in an established industry ADP is well positioned to grow its profits and to continue producing solid returns.

ADMINISTRATIVE MATTERS
----------------------

      The Fund has made several administrative changes since the new fiscal year began. As of December 1, 2002 Viking Fund Management LLC, is the Fund's transfer agent, Viking Fund Distributors, LLC, is the Fund's distributor and First Western Bank and Trust is the Fund's custodian. All are located in Minot, North Dakota. We anticipate these changes will make the operation of the Fund more efficient. The Fund also has a new toll-free telephone number: 866-884-5968. Finally, David Marsden and Paul Meehan have been appointed vice presidents of the Fund. Both hold similar positions with Edgemoor Capital Management, the Fund's investment advisor.

CONCLUSION
----------

      We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. The Fund's NASDAQ symbol is "MEFOX" and you can check the net asset value on-line at any time by typing in the Fund's symbol in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.



                                                Sincerely,


                                                /s/ Thomas P. Meehan


                                                Thomas P. Meehan

Meehan Focus Fund
Plot Points

                        NASDAQ    S & P 500      Fund
                                 Total Return

             12/10/99      10,000      10,000      10,000
             12/31/99      11,322      10,441      10,380
             01/31/00      10,963       9,916       9,738
             02/29/00      13,068       9,728       8,762
             03/31/00      12,723      10,680      10,105
             04/30/00      10,741      10,359      10,155
             05/31/00       9,462      10,146      10,322
             06/30/00      11,035      10,396       9,563
             07/31/00      10,481      10,234       9,588
             08/31/00      11,703      10,869      10,255
             09/30/00      10,219      10,296       9,946
             10/31/00       9,375      10,252      10,397
             11/30/00       7,228       9,444       9,930
             12/31/00       6,874       9,490      10,530
             01/31/01       7,715       9,827      10,891
             02/28/01       5,987       8,931      10,623
             03/31/01       5,120       8,365       9,994
             04/30/01       5,888       9,015      10,832
             05/31/01       5,872       9,075      11,117
             06/30/01       6,013       8,854      11,126
             07/31/01       5,640       8,767      11,360
             08/31/01       5,023       8,218      11,168
             09/30/01       4,170       7,555       9,776
             10/31/01       4,703       7,699       9,918


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                             ANNUALIZED TOTAL RETURN
                                             -----------------------

                                        ONE YEAR           SINCE INCEPTION
                                     ENDING 10/31/02         (12/10/99)**
                                     ---------------         ------------
MEEHAN FOCUS FUND                       (16.48%)                (6.30%)
S&P 500 TOTAL RETURN INDEX              (15.11%)               (13.67%)
NASDAQ COMPOSITE INDEX                  (21.33%)               (29.08%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

** The Meehan Focus Fund commenced operations on December 10, 1999

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                   NUMBER                MARKET
                                                  OF SHARES              VALUE
                                                  ---------              -----
COMMON STOCK -- 99.95%

AEROSPACE -- 1.31%
  Goodrich Corp.                                   12,000          $   181,200
                                                                  -------------
BROADCAST SERVICES/PROGRAMMING -- 4.19%
  Liberty Media Corp. *                            70,000              578,900
                                                                  -------------
CABLE TELEVISION -- 1.54%
  Adelphia Communications *                        20,000                2,520
  Cablevision Systems Corp. *                      22,000              210,320
                                                                  -------------
                                                                       212,840
                                                                  -------------
CHEMICALS-SPECIALTY -- 1.08%
  Methanex Corp.                                   17,483              149,654
                                                                  -------------
COMMERCIAL SERVICES-FINANCE -- 1.45%
  Concord EFS, Inc. *                              14,000              199,920
                                                                  -------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.55%
  Micros Systems, Inc. *                           17,000              352,920
                                                                  -------------
COMPUTERS-MEMORY DEVICES -- 1.18%
  EMC Corp. *                                      32,000              163,520
                                                                  -------------
DATA PROCESSING/MANAGEMENT -- 3.08%
  Automatic Data Processing                        10,000              425,300
                                                                  -------------
DIVERSIFIED CONGLOMERATES -- 13.69%
  Berkshire Hathaway, Inc. *                          570            1,402,200
  Illinois Tool Works, Inc.                         8,000              491,200
                                                                  -------------
                                                                     1,893,400
                                                                  -------------
DIVERSIFIED CONUSMER & Business
 Services -- 2.08%
 Cendant Corp. *                                   25,000              287,500
                                                                  -------------
ELECTRICAL COMPONENTS & Equipment -- 4.42%
  Hubbell, Inc.                                    18,000              611,100
                                                                  -------------
ELECTRIC-GENERATION -- 1.15%
  AES Corp. *                                      90,000              159,300
                                                                  -------------
ELECTRIC-INTEGRATED -- 1.85%
  American Electric Power Co., Inc.                10,000              256,400
                                                                  -------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                   NUMBER                MARKET
                                                  OF SHARES              VALUE
                                                  ---------              -----
ELECTRONIC COMPONENTS -- 2.09%
  Vishay Intertechnology, Inc.*                    28,000          $   288,400
                                                                  -------------
ENVIRONMENTAL CONTROL -- 0.47%
  Allied Waste Industries, Inc.*                    8,000               65,200
                                                                  -------------
FOOD-WHOLESALE/DISTRIBUTION -- 0.47%
  Fleming Cos., Inc.                               10,000               64,400
                                                                  -------------
HOTELS & MOTELS -- 2.22%
  Hilton Hotels Corp.                              25,000              307,500
                                                                  -------------
INSTRUMENTS-SCIENTIFIC -- 1.51%
  PerkinElmer, Inc.                                30,000              208,800
                                                                  -------------
INSURANCE -- 9.92%
  MGIC Investment Corp.                             6,000              251,760
  MONY Group, Inc.                                 18,000              460,260
  Progressive Corp.                                12,000              660,000
                                                                  -------------
                                                                     1,372,020
                                                                  -------------
OIL & GAS -- 5.13%
  Frontier Oil Corp.                               16,000              240,160
  Rowan Cos., Inc.                                 23,000              468,970
                                                                  -------------
                                                                       709,130
                                                                  -------------
PHARMACEUTICALS -- 6.46%
  Dr Reddy's Laboratories Ltd.                      9,000              130,500
  Pfizer, Inc.                                     24,000              762,480
                                                                  -------------
                                                                       892,980
                                                                  -------------
REAL ESTATE -- 3.77%
  Catellus Development Corp.*                      29,300              521,540
                                                                  -------------
Resorts/Theme Parks -- 0.99%
  Six Flags, Inc.*                                 30,000              137,100
                                                                  -------------
RETAIL-APPAREL/SHOE -- 0.73%
  Payless Shoesource, Inc.*                         2,000              101,000
                                                                  -------------
RETAIL-DISCOUNT -- 1.37%
  ShopKo Stores, Inc.*                             15,000              190,050
                                                                  -------------
RETAIL-DRUG STORE -- 2.01%
  CVS Corp.                                        10,000              277,300
                                                                  -------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                   NUMBER                MARKET
                                                  OF SHARES              VALUE
                                                  ---------              -----

RETAIL-JEWELRY -- 2.27%
  Tiffany & Co.                                    12,000          $   314,160
                                                                  -------------
RETAIL-OFFICE SUPPLIES -- 3.75%
  Office Depot, Inc.*                              36,000              518,040
                                                                  -------------
RETAIL-TOY STORE -- 2.17%
  Toys R US, Inc.*                                 30,000              299,700
                                                                  -------------
SAVINGS & LOANS -- 3.99%
Golden State Bancorp, Inc.                         15,000              551,850
                                                                  -------------
TELECOMMUNICATIONS -- 7.68%
  Adaptec, Inc.*                                   55,000              327,800
  IDT Corp.*                                       11,000              189,200
  IDT Corp. Class B*                               11,000              172,700
  Qwest Communications International*             110,000              372,900
                                                                  -------------
                                                                     1,062,600
                                                                  -------------

TOOLS-HAND HELD -- 3.38%
  Black & Decker Corp.*                            10,000              467,600
                                                                  -------------
TOTAL COMMON STOCK (COST $15,305,141)                               13,821,324
                                                                  -------------
SHORT-TERM INVESTMENTS -- 1.21%
Evergreen Money Market Trust
  CL I (Cost $167,523)                            167,523              167,523

  TOTAL INVESTMENTS (COST $15,472,664)
        -- 101.16%                                                  13,988,847
  LIABILITIES IN EXCESS OF ASSETS, NET
        -- (1.16)%                                                    (159,767)
                                                                  --------------
         NET ASSETS -- 100.00%                                    $ 13,829,080
                                                                  ==============

* Non-income producing investment.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------


ASSETS:
     Investments, at market (identified cost $15,472,664)
      (Note 1)                                                  $    13,988,847
     Receivables:
        Dividends and interest                                            3,109
        Fund share subscriptions                                         52,959
        Investments sold                                                119,344
                                                                  --------------
                        Total assets                                 14,164,259
                                                                  --------------

LIABILITIES:
     Payables:
        Due to Advisor (Note 4)                                          16,404
        Investments purchased                                           318,775
                                                                  --------------
                        Total liabilities                               335,179
                                                                  --------------

NET ASSETS                                                      $    13,829,080
                                                                  ==============

NET ASSETS CONSIST OF:
        Common stock (100,000,000 shares of $.0001 par value
           authorized, 1,400,247 shares outstanding) (Note 2)   $           140
        Additional capital paid-in                                   17,032,395
        Accumulated net realized loss on investments                 (1,719,638)
        Net unrealized depreciation on investments                   (1,483,817)
                                                                  --------------

Net Assets, for 1,400,247 shares outstanding                    $    13,829,080
                                                                  ==============

Net Asset Value, offering and redemption price per share        $          9.98
                                                                  ==============



    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002
-----------------------------------------------------------------------------


INVESTMENT INCOME
   Interest                                                  $         4,298
   Dividends                                                         123,813
                                                            -----------------
      Total investment income                                        128,111
                                                            -----------------

EXPENSES:
   Investment advisory fees (Note 4)                                 151,060
   Service fees (Note 4)                                              75,530
                                                            -----------------
      Total expenses                                                 226,590
                                                            -----------------

   Net investment loss                                               (98,479)
                                                            -----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                               (1,494,583)
   Net change in unrealized depreciation on investments           (1,355,195)
                                                            -----------------
                                                                  (2,849,778)
                                                            -----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $     (2,948,257)
                                                            =================








    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED                 YEAR ENDED
                                                                             OCTOBER 31, 2002           OCTOBER 31, 2001
                                                                           ---------------------      ---------------------
INCREASE IN NET ASSETS
Operations:
     Net investment income (loss)                                        $              (98,479)    $               13,699
     Net realized loss on investments                                                (1,494,583)                  (224,689)
     Net change in unrealized depreciation on investments                            (1,355,195)                  (506,646)
                                                                           ---------------------      ---------------------
Net decrease in net assets resulting from operations                                 (2,948,257)                  (717,636)
                                                                           ---------------------      ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                    -                    (58,104)
                                                                           ---------------------      ---------------------

Increase in net assets from Fund share transactions (Note 2)                          3,964,132                  3,623,505
                                                                           ---------------------      ---------------------

Increase in net assets                                                                1,015,875                  2,847,765

NET ASSETS:
     Beginning of year                                                               12,813,205                  9,965,440
                                                                           ---------------------      ---------------------
     End of year                                                         $           13,829,080     $           12,813,205
                                                                           =====================      =====================








    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)


                                                                  FOR THE YEAR            FOR THE YEAR             FOR THE PERIOD
                                                                     ENDED                    ENDED                     ENDED
                                                                OCTOBER 31, 2002         OCTOBER 31, 2001         OCTOBER 31, 2000*
                                                            --------------------     ---------------------     ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $               11.83    $                12.47    $                12.00
                                                            --------------------     ---------------------     ---------------------

INVESTMENT OPERATIONS:
      Net investment income (loss)                                        (0.07)                     0.02                      0.06
      Net realized and unrealized gain (loss) on
         investments                                                      (1.88)                    (0.59)                     0.42
                                                            --------------------     ---------------------     ---------------------
           Total from investment operations                               (1.95)                    (0.57)                     0.48
                                                            --------------------     ---------------------     ---------------------

Distributions:
      From net investment income                                              -                     (0.07)                    (0.01)
                                                            --------------------     ---------------------     ---------------------
           Total distributions                                                -                     (0.07)                    (0.01)
                                                            --------------------     ---------------------     ---------------------

NET ASSET VALUE, END OF PERIOD                            $                9.88    $                11.83    $                12.47
                                                            ====================     =====================     =====================

TOTAL RETURN                                                             (16.48)%                   (4.60)%                    3.97%

RATIOS/SUPPLEMENTAL DATA
      Net assets, end of period (in 000's)                $              13,829    $               12,813    $                9,965
      Ratio of expenses to average net assets                             1.50%                      1.50%                     1.50%
      Ratio of net investment income (loss)
        to average net assets                                             (0.65)%                    0.12%                     0.62%
      Portfolio turnover rate                                             25.25%                    50.93%                    20.57%

1 Annualized
* The Meehan Focus Fund commenced operations on December 10, 1999.


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2002

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
      Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

      The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2002

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (CONTINUED)

e) Other-- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.    CAPITAL SHARE TRANSACTIONS

      Transactions in shares of the Fund for the year ended October 31, 2002 were as follows:

                                                      SHARES          AMOUNT
      Sold.....................................       318,258       $3,972,274
      Reinvestments............................             -                -
      Redeemed.................................          (928)          (8,142)
                                                      --------      -----------
      Net Increase.............................       317,330       $3,964,132
                                                      ========      ===========

      Transactions in shares of the Fund for the year ended October 31, 2001 were as follows:

                                                      SHARES          AMOUNT
      Sold.....................................       279,001       $3,567,280
      Reinvestments............................         4,505           56,942
      Redeemed.................................           (59)            (717)
                                                      --------      -----------
      Net Increase.............................       283,447       $3,623,505
                                                      ========      ===========
3.    INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2002, were as follows:

      Purchases................................. $8,028,886

      Sales.....................................  3,733,480

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2002

3.    INVESTMENT TRANSACTIONS-(CONTINUED)

      At October 31, 2002, unrealized appreciation of investments for tax purposes was as follows:

               Appreciation.........................     $ 1,752,725
               Depreciation.........................      (3,236,542)
                                                         ------------
               Net appreciation on investments......     $(1,483,817)
                                                         ============

      At October 31, 2002, the cost of investments for federal income tax purposes was $15,472,664.

4.    ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the year ended October 31, 2002, the Advisor received fees of $151,060.

      The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the year ended October 31, 2002 the advisor received fees of $75,530.

      As of October 31 2002, the Fund and the Advisor had an Investment Company Services Agreement (the "ICSA") with InCap Service Company ("ISC")* to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

----------
* As of December 1, 2002 the Fund has entered into an Investment Company Services Agreement with Viking Fund Management, LLC, to provide day-to-day operational services to the Fund.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2002

4.    ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(CONTINUED)

      The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

      As of October 31, 2002, the Fund and the Advisor had a Distribution Agreement with InCap Securities, Inc. to provide distribution services to the Fund.*

      The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2003.

      One of the directors and officers of the Fund is a director and officer of the Advisor.

5.    DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                                2002            2001
                                                ----            ----
Distributions from ordinary income              $  -          $58,104
                                                ====          =======

      As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $         -
Unrealized depreciation of securities            (1,483,817)
Capital loss carry forward                       (1,719,638)
                                                ------------
                                                $(3,203,455)
                                                ============

The fund has a capital loss carryforward of $1,719,638, of which $366 expires in 2008, $224,689 expires in 2009 and $1,494,583 expiring in 2010.


----------
* As of December 1, 2002 the Fund has entered into a Distribution Agreement with Viking Fund Distributors, LLC, to provide distribution services to the Fund.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MEEHAN MUTUAL FUNDS, INC.
WASHINGTON, D.C.


We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 10, 1999 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects the financial position of the Meehan Focus Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 10, 1999 to October 31, 2000 in conformity with accounting principles generally accepted in the United States of America.



                                          /s/ Tait, Weller & Baker

                                          TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 21, 2002

DIRECTORS AND OFFICERS AS OF OCTOBER 31, 2002

                                                TERM OF       NUMBER OF
                                                OFFICE*     PORTFOLIOS IN
                                                  AND        FUND COMPLEX        OTHER
                                               LENGTH OF     OVERSEEN BY     DIRECTORSHIPS
NAME, AGE AND ADDRESS           POSITION      TIME SERVED      DIRECTOR           HELD
----------------------------- -------------- -------------- --------------- -----------------
INTERESTED DIRECTOR**:          President     Since 1999          1              None
THOMAS P. MEEHAN (61)         and Director
1900 M Street, N.W.
Suite 600
Washington, DC

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Edgemoor Capital Management, Inc., a registered investment Advisor, since October 1999. President, Sherman , Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 through September, 1999). Trustee, Sherman , Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

---------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
ANDREW FERRENTINO (61)         Independent     Since 1999          1             None
1900 M Street, N.W.             Director
Suite 600
Washington, DC

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member, Board of Directors Template Software, Inc. from 1997 to 1999. Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998.

---------------------------------------------------------------------------------------------
JOHN A. CUTLER (57)            Independent     Since 1999          1             None
1900 M Street, N.W.             Director
Suite 600
Washington, DC

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner, Beers & Cutler, PLLC from October 1976 to present; Trustee, Beers & Cutler Employees Profit Sharing Plan from 1984 to present.

---------------------------------------------------------------------------------------------
OFFICERS:
ROBERT J. ZUTZ (48)             Secretary      Since 1999         N/A            None
1800 Massachusetts Ave.,
N.W.
Washington , D.C. 20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner, Kirkpatrick & Lockhart LLP (law firm).

---------------------------------------------------------------------------------------------
DAVE F. GANLEY  (54)            Treasurer      Since 2002         N/A            None
555 North Lane
Suite 6160
Conshohocken , PA 19428

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Employed at InCap Group/ Declaration Group since 1996. Managing Director of InCap Group, Inc., Chief Administrative Officer of InCap Service Company and President and Treasurer of InCap Securities, Inc.

---------------------------------------------------------------------------------------------
PAUL F. MICKLE JR. (36)         Assistant      Since 2002         N/A            None
555 North Lane                  Secretary
Suite 6160
Conshohocken , PA 19428

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Principal of InCap Group, Inc. and Director of Fund Accounting at InCap Service Company, 2000 to present. Supervisor of Fund Accounting, InCap Group, Inc./Declaration Group, 1998-2000. Supervisor of Fund Accounting, PFPC Worldwide, Inc, 1996-1998.

---------------------------------------------------------------------------------------------
LISA RUCZYNSKI (48)             Assistant      Since 1999         N/A
555 North Lane                  Secretary
Suite 6160
Conshohocken , PA 19428

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of Shareholder Operations, InCap Service Company, 2001 to present. Director of Operations, The Declaration Group, 1998 to 2001. Bookkeeper, Feasterville Floor Covering, 1997 to 1998. Trust Officer, Frankford Bank 1970 to 1997.

--------------------------------------------------------------------------------

*Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request, by calling (866) 884-5968.

**Mr. Meehan is an "interested person" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Mr. Meehan is affiliated with the Advisor.